SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   July 7, 2003 (June 27, 2003)


                            ONLINE POWER SUPPLY, INC.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

            Nevada                    00-29669                  84-1176494
------------------------------   ---------------------    ----------------------
 (State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
       of incorporation)                                    Identification No.)



     8100 South Akron Street, Suite 308
     Englewood, Colorado 80112                                   80112
------------------------------------------------------     ---------------------
      (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS


     Effective June 27, 2003, Gary Fairhead and Ed Sidor have resigned as directors of the company. The resignations were made for personal reasons. There was no disagreement between such persons and the company on any matter relating to the company's operations, policies or practices.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ONLINE POWER SUPPLY, INC.


Dated: July 7, 2003                          By:      /s/  Gary A. Young
                                                    ----------------------------
                                                    GARY A. YOUNG,
                                                    Chief Executive Officer



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